UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2006

CURATIVE HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-50371	51-0467366
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

61 Spit Brook Road
Nashua, New Hampshire 03060

(Address of principal executive offices) (zip code)

(603) 888-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As described in the Company’s Form 8-K dated February 6, 2006, the Company has commenced the solicitation of votes to accept or reject the Prepackaged Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated February 6, 2006 (the “Plan”), from the holders, as of February 8, 2006, of Senior Notes and other general unsecured claims against the Company and its subsidiaries as described in the Plan.  The Company has not yet commenced cases under Chapter 11 of the Bankruptcy Code.

In accordance with Section 15.16 of the Plan, the Company is furnishing the form of Reorganized Debtors’ Certificates of Incorporation, the Reorganized Debtors’ By-laws, the Registration Rights Agreement, the Stockholders Agreement, the employment agreement of the Chief Executive Officer and the separation agreement of the current Chief Financial Officer.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. A copy of these documents is attached to this Form 8-K as Exhibits 99.1- 99.31.

Pursuant to Section 15.16 of the Plan, the Company reserves its right to amend the Plan Supplement from time to time and to file any such amendments with the Bankruptcy Court.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.*

99.1	Amended and Restated Certificate of Incorporation of Critical Care Systems International, Inc. (reorganized Curative Health Services, Inc.)
99.2	Amended and Restated By-laws of Critical Care Systems International, Inc. (reorganized Curative Health Services, Inc.)
99.3	Amended and Restated Certificate of Incorporation of CHS Services, Inc.
99.4	Amended and Restated By-laws of CHS Services, Inc.
99.5	Amended and Restated Certificate of Incorporation of Hemophilia Access, Inc.
99.6	Amended and Restated By-laws of Hemophilia Access, Inc.
99.7	Restated Limited Liability Company Agreement of Infinity Infusion, LLC.
99.8	Restated Limited Liability Company Agreement of Infinity Infusion II, LLC.
99.9	Restated Agreement of Limited Partnership of Infinity Infusion Care, Ltd.
99.10	Amended and Restated Certificate of Incorporation of Curative Health Services of New York, Inc.
99.11	Amended and Restated By-laws of Curative Health Services of New York, Inc.
99.12	Amended and Restated Certificate of Incorporation of Optimal Care Plus, Inc.
99.13	Amended and Restated By-laws of Optimal Care Plus, Inc.
99.14	Amended and Restated Certificate of Incorporation of MedCare, Inc.
99.15	Amended and Restated By-laws of MedCare, Inc.
99.16	Amended and Restated Certificate of Incorporation of Curative Health Services, Co.
99.17	Amended and Restated By-laws of Curative Health Services, Co.
99.18	Amended and Restated Certificate of Incorporation of Curative Health Services III Co.
99.19	Amended and Restated By-laws of Curative Health Services III Co.
99.20	Amended and Restated Certificate of Incorporation of Curative Pharmacy Services, Inc.
99.21	Amended and Restated By-laws of Curative Pharmacy Services, Inc.
99.22	Amended and Restated Certificate of Incorporation of EBIOCARE.COM, Inc.
99.23	Amended and Restated By-laws of EBIOCARE.COM, Inc.
99.24	Amended and Restated Certificate of Incorporation of Apex Therapeutic Care, Inc.
99.25	Amended and Restated By-laws of Apex Therapeutic Care, Inc.
99.26	Amended and Restated Certificate of Incorporation of Critical Care Systems, Inc.
99.27	Amended and Restated By-laws of Critical Care Systems, Inc.
99.28	Registration Rights Agreement by and among Critical Care Systems International, Inc. (reorganized Curative Health Services, Inc.) and the Holders named therein.

99.29	Stockholders’ Agreement by and among Critical Care Systems International, Inc. (reorganized Curative Health Services, Inc.) and the Holders named therein.
99.30	Third Amendment to Employment Agreement of the Chief Executive Officer (the employment agreement of the Chief Executive Officer).
99.31	Settlement and Separation Agreement of the Current Chief Financial Officer (the separation agreement of the current Chief Financial Officer).

*

We are furnishing under Item 8.01 of Form 8-K the information included as Exhibits 99.1 – 99.31 to this report. The Disclosure Schedule attached hereto as Exhibits 99.1 – 99.31 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 6, 2006

CURATIVE HEALTH SERVICES, INC.

By:	/s/ Thomas Axmacher
Thomas Axmacher
Chief Financial Officer